THE ADVISORS’ INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund (the “Fund”)

Supplement dated May 29, 2019

to the Fund’s Statement of Additional Information (“SAI”), dated March 1, 2019

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

The last sentence of the second paragraph under the “Advisory Fees Paid to the Adviser and the Sub-Adviser(s)” heading in “The Adviser and the Sub-Adviser(s)” section is hereby deleted and replaced with the following sentence:

The sub-adviser(s) may participate in a capital allocation program that allows the excess cash held by one sub-adviser (“Sub-Adviser A”) to be reallocated to the Adviser or another sub-adviser (“Sub-Adviser B”) at the direction of the Adviser and provides that the Adviser will compensate both Sub-Adviser A and, if applicable, Sub-Adviser B without regard to the amount of excess cash allocated from Sub-Adviser A or allocated to Sub-Adviser B.

Please retain this supplement for future reference.

RLL-SK-010-0100